                                                                    EXHIBIT 99.1

                             AmeriCredit Corporation

                         Composition of the Receivables
                               2002-B Initial Cut
                                     6/4/02*


                                                       New                      Used                     Total
                                            -------------------------  -----------------------   --------------------
Aggregate Principal Balance                          $238,077,899.63          $361,921,945.50        $599,999,845.13

Number of Receivables in Pool                                 11,815                   26,288                 38,103

Percent of Pool by Principal Balance                           39.68%                   60.32%                100.00%

Average Principal Balance                                 $20,150.48               $13,767.57             $15,746.79
     Range of Principal Balances              ($296.09 to $53,737.10)  ($251.10 to $59,158.45)

Weighted Average APR                                           16.03%                   18.15%                 17.31%
     Range of APRs                                   (7.29% to 25.95%)        (7.50% to 29.99%)

Weighted Average Remaining Term                                   65                       58                     61
     Range of Remaining Terms                        (3 to 72 months)         (3 to 72 months)

Weighted Average Original Term                                    67                       61                     63
     Range of Original Terms                        (24 to 72 months)        (12 to 72 months)

_______________________________
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

          Distribution of the Receivables by APR as of the Cutoff Date

                              Aggregate Principal
                             Balance as of Cutoff        Percent of Aggregate       Number of         Percent of Number of
    APR Range (1)                    Date               Principal Balance (2)      Receivables          Receivables (2)
------------------------    ----------------------     ----------------------  -----------------    ----------------------
         7.000%-7.999%               1,580,106.52           0.26%                        98                   0.26%
         8.000%-8.999%                 715,504.45           0.12%                        35                   0.09%
         9.000%-9.999%              15,063,006.33           2.51%                       815                   2.14%
       10.000%-10.999%              12,287,472.87           2.05%                       590                   1.55%
       11.000%-11.999%              15,237,127.76           2.54%                       760                   1.99%
       12.000%-12.999%              26,978,854.09           4.50%                     1,371                   3.60%
       13.000%-13.999%              28,320,408.09           4.72%                     1,402                   3.68%
       14.000%-14.999%              42,088,048.11           7.01%                     2,128                   5.58%
       15.000%-15.999%              62,254,485.69           10.38%                    3,234                   8.49%
       16.000%-16.999%              69,186,467.52           11.53%                    3,774                   9.90%
       17.000%-17.999%             101,664,604.94           16.94%                    6,191                  16.25%
       18.000%-18.999%              60,831,001.98           10.14%                    4,182                  10.98%
       19.000%-19.999%              50,242,089.24           8.37%                     3,610                   9.47%
       20.000%-20.999%              49,025,859.57           8.17%                     3,873                  10.16%
       21.000%-21.999%              30,347,675.70           5.06%                     2,714                   7.12%
       22.000%-22.999%              18,413,320.83           3.07%                     1,694                   4.45%
       23.000%-23.999%              10,938,467.11           1.82%                     1,103                   2.89%
       24.000%-24.999%               4,171,061.82           0.70%                       455                   1.19%
       25.000%-25.999%                 429,859.12           0.07%                        45                   0.12%
       26.000%-26.999%                 112,963.61           0.02%                        16                   0.04%
       27.000%-27.999%                  80,665.82           0.01%                         7                   0.02%
       28.000%-28.999%                   9,149.47           0.00%                         1                   0.00%
       29.000%-29.999%                  21,644.49           0.00%                         5                   0.01%
                            ----------------------    -----------------------  -----------------    ---------------------

TOTAL                             $599,999,845.13         100.00%                    38,103                 100.00%
                            ======================    =======================  =================    =====================

_______________________________
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2)  Percentages may not add to 100% because of rounding.

*  Receivable information is through close of business on date indicated.

                            AmeriCredit Corporation

        Distribution of the Receivables by Geographic Location of Obligor
                               2002-B Initial Cut
                                     6/4/02*

                                 Aggregate Principal
                                 Balance as of Cutoff     Percent of Aggregate     Number of     Percent of Number of
        State                          Date               Principal Balance (1)   Receivables       Receivables (1)
-----------------------------    --------------------     ---------------------   -----------       ---------------
Alabama                              10,160,805.93                1.69%                622                1.63%
Arizona                              21,690,092.88                3.62%              1,255                3.29%
California                           75,815,875.68               12.64%              4,367               11.46%
Colorado                              7,602,879.79                1.27%                482                1.26%
Connecticut                           7,113,974.76                1.19%                505                1.33%
Delaware                              1,918,262.91                0.32%                128                0.34%
District of Columbia                  1,538,110.70                0.26%                 89                0.23%
Florida                              49,743,437.14                8.29%              3,125                8.20%
Georgia                              19,717,536.22                3.29%              1,220                3.20%
Idaho                                 1,724,502.99                0.29%                117                0.31%
Illinois                             20,279,860.66                3.38%              1,317                3.46%
Indiana                              10,589,389.18                1.76%                718                1.88%
Iowa                                  2,432,398.68                0.41%                175                0.46%
Kansas                                6,048,979.97                1.01%                386                1.01%
Kentucky                              7,947,302.89                1.32%                548                1.44%
Louisiana                            11,557,538.75                1.93%                682                1.79%
Maine                                 2,294,720.19                0.38%                164                0.43%
Maryland                             13,499,355.59                2.25%                812                2.13%
Massachusetts                         7,829,637.73                1.30%                596                1.56%
Michigan                             14,172,629.82                2.36%                946                2.48%
Minnesota                             8,592,284.25                1.43%                560                1.47%
Mississippi                           4,380,753.78                0.73%                282                0.74%
Missouri                              8,796,338.63                1.47%                589                1.55%
Nebraska                              1,822,393.14                0.30%                122                0.32%
Nevada                                8,113,784.62                1.35%                477                1.25%
New Hampshire                         1,669,003.19                0.28%                126                0.33%
New Jersey                           19,132,115.68                3.19%              1,266                3.32%
New Mexico                            5,574,896.87                0.93%                358                0.94%
New York                             27,232,338.62                4.54%              1,874                4.92%
North Carolina                       17,785,690.04                2.96%              1,109                2.91%
Ohio                                 24,550,643.08                4.09%              1,695                4.45%
Oklahoma                              7,450,079.53                1.24%                492                1.29%
Oregon                                2,826,140.89                0.47%                190                0.50%
Pennsylvania                         27,504,648.48                4.58%              1,957                5.14%
Rhode Island                          2,110,762.21                0.35%                154                0.40%
South Carolina                        5,871,947.95                0.98%                386                1.01%
Tennessee                             8,201,817.57                1.37%                525                1.38%
Texas                                84,227,728.19               14.04%              4,963               13.03%
Utah                                  1,775,661.11                0.30%                116                0.30%
Vermont                               1,531,815.25                0.26%                116                0.30%
Virginia                             13,977,802.19                2.33%                924                2.43%
Washington                            8,826,896.11                1.47%                575                1.51%
West Virginia                         4,172,422.75                0.70%                275                0.72%
Wisconsin                             6,766,612.01                1.13%                476                1.25%
Other (2)                             3,427,976.53                0.57%                242                0.64%
                                    --------------              ------              ------              ------

TOTAL                               599,999,845.13              100.00%             38,103              100.00%
                                    ==============              ======              ======              ======

-------------------------------------------
(1)  Percentages may not add to 100% because of rounding.
(2)  States with principal balances less than $1,000,000.

*  Receivable information is through close of business on date indicated.